Exhibit 10.17

JOINDER and second amendment

TO

amended and restated LOAN AND SECURITY AGREEMENT

This Joinder and Second Amendment to Amended and Restated Loan and Security Agreement (this “Joinder”), dated as of July 3, 2020, is executed by and among LIQUIDIA CORPORATION, a Delaware corporation (“HoldCo”), GEMINI MERGER SUB I, INC., a Delaware corporation (“Liquidia Merger Sub”), GEMINI MERGER SUB II, LLC, a Delaware limited liability company (“RareGen Merger Sub” and together with Holdco and Liquidia Merger Sub, individually and collectively, jointly and severally, “New Borrower”), LIQUIDIA TECHNOLOGIES, INC., a Delaware corporation (“Borrower”), and PACIFIC WESTERN BANK, a California state chartered bank (“Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement as defined below.

RECITALS

a.       Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 26, 2018 (as amended from time to time, the “Original Loan Agreement”).

b.       Borrower has entered into that certain Agreement and Plan of Merger, by and among Borrower, RareGen, LLC (“RareGen”), HoldCo, Liquidia Merger Sub, RareGen Merger Sub, and PBM RG Holdings, LLC (the “Merger Agreement”).

c.       In accordance with the terms of the Merger Agreement and for the consideration set forth therein, (i) Borrower has formed HoldCo as a wholly-owned subsidiary of Borrower, (ii) HoldCo has formed Liquidia Merger Sub and RareGen Merger Sub as wholly-owned subsidiaries of HoldCo, (iii) Liquidia Merger Sub will merge with and into Borrower with Borrower remaining as the surviving entity and as a wholly-owned subsidiary of HoldCo, and (iv) RareGen Merger Sub will merge with and into RareGen with RareGen remaining as the surviving entity and as a wholly-owned subsidiary of HoldCo (such transactions shall hereinafter collectively be referred to as the “Merger” and the date on which the Merger is consummated shall hereinafter be referred to as the “Merger Date”).

d.      From and after the date hereof (the “Effective Date”), New Borrower, Borrower, and Bank desire to supplement the terms and provisions of the Original Loan Agreement as provided herein, and the Original Loan Agreement as supplemented by this Joinder, and as may be hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Loan Agreement.”

e.      The Bank desires that New Borrower execute this Joinder for the purpose of acknowledging that it is and shall be a Borrower under the Loan Agreement and the other Loan Documents.

f.       New Borrower has read and approved the Loan Documents and has asked Bank to agree to allow New Borrower to become a party to the Loan Documents in order to facilitate its ability to continue to operate its business by achieving a stronger financial base for itself and its affiliated companies.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1.       Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.

2.       Joinder and Assumption. From and after the Effective Date, New Borrower hereby absolutely and unconditionally:

(a) (i) joins as and becomes a party to the Loan Agreement as a Borrower thereunder, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of a Borrower under the Loan Agreement and all other Loan Documents, and (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Loan Agreement and the other Loan Documents and all of the representations and warranties contained in the Loan Agreement (in the manner set forth in Section 5 of this Joinder) and the other Loan Documents with respect to New Borrower; and

(b)       hereby grants and pledges to the Bank, a continuing security interest in all of such New Borrower’s now owned and existing and hereafter acquired and arising Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations. New Borrower hereby authorizes the Bank to file at any time uniform commercial code financing statements in such jurisdictions and offices as the Bank deems necessary in connection with the perfection of a security interest in all of such New Borrower’s now owned or hereafter arising or acquired assets and property, including, without limitation, accounts receivable, deposit accounts, equipment, general intangibles, inventory, and any and all other personal property of such New Borrower, and all products, substitutions, replacements, and proceeds of such property and assets. New Borrower has read the Loan Agreement and affirmatively grants to Bank all rights to New Borrower’s assets as set forth in said Loan Agreement and the Loan Documents.

From and after the Effective Date, any reference to the term “Borrower” in the Loan Agreement shall also include New Borrower. Except as expressly provided herein, the Loan Agreement remains in full force and effect and is hereby ratified and confirmed in all respects.

3.      Amendments on the Effective Date. Effective as of the Effective Date, the Loan Agreement is hereby amended as follows:

(a) A new Section 4.3 is hereby added to the Loan Agreement, as follows:

4.3       Pledge of Collateral. Borrower hereby pledges, assigns and grants to Bank a security interest in all the Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing, as security for the performance of the Obligations. Borrower will deliver to Bank (i) on the Closing Date, the certificate or certificates for any then-certificated Shares, and (ii) with respect to any Shares uncertificated as of the Closing Date, immediately upon certification, the certificate or certificates for the Shares, in each case accompanied by an instrument of assignment duly governing the Shares. Borrower shall cause the books of each entity whose Shares are part of the Collateral and any transfer agent to reflect the pledge of the Shares. Upon the occurrence and during the continuance of an Event of Default hereunder, Bank may effect the transfer of any securities included in the Collateral (including but not limited to the Shares) into the name of Bank and cause new certificates representing such securities to be issued in the name of Bank or its transferee. Unless an Event of Default shall have occurred and be continuing, Borrower shall be entitled to exercise any voting rights with respect to the Shares and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the terms of this Agreement or which would constitute or create any violation of any of such terms. All such rights to vote and give consents, waivers and ratifications shall terminate upon the occurrence and continuance of an Event of Default.

(b) A new Section 5.14 is hereby added to the Loan Agreement, as follows:

5.14     Shares. Borrower has full power and authority to create a first lien on the Shares, and no disability or contractual obligation exists that would prohibit Borrower from pledging the Shares pursuant to this Agreement. To Borrower’s knowledge, there are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to the Shares. The Shares have been and will remain duly authorized and validly issued, and are fully paid and non-assessable. To Borrower’s knowledge, the Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Borrower knows of no reasonable grounds for the institution of any such proceedings. No interest in any limited liability company or limited partnership controlled by Borrower is represented by a certificate unless (a) the limited liability company agreement or limited partnership agreement expressly provides that such interest shall be a “Security” within the meaning of Article 8 of the Code, and (b) such certificate has been delivered to Bank. With respect to each limited liability company or limited partnership controlled by Borrower whose interests are uncertificated, such limited liability company or limited partnership has not elected, whether in its limited liability company agreement or limited partnership agreement or otherwise, to have such interests be treated as a “Security” within the meaning of Article 8 of the Code.

(c) A new Article 13 is hereby added to the Loan Agreement, as follows:

13.       CO-BORROWER PROVISIONS.

13.1     Primary Obligation. This Agreement is a primary and original obligation of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Bank and any Borrower. Each Borrower shall be liable for existing and future Obligations as fully as if all of all Credit Extensions were advanced to such Borrower. Bank may rely on any certificate or representation made by any Borrower as made on behalf of, and binding on, all Borrowers, including without limitation Disbursement Request Forms, Borrowing Base Certificates and Compliance Certificates.

13.2     Enforcement of Rights. Borrowers are jointly and severally liable for the Obligations and Bank may proceed against one or more of the Borrowers to enforce the Obligations without waiving its right to proceed against any of the other Borrowers.

13.3     Borrowers as Agents. Each Borrower appoints the other Borrower as its agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of both Borrowers, to act as disbursing agent for receipt of any Credit Extensions on behalf of each Borrower and to apply to Bank on behalf of each Borrower for Credit Extensions, any waivers and any consents. This authorization cannot be revoked, and Bank need not inquire as to each Borrower’s authority to act for or on behalf of Borrower.

13.4    Subrogation and Similar Rights. Notwithstanding any other provision of this Agreement or any other Loan Document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating the Borrower to the rights of Bank under the Loan Documents) to seek contribution, indemnification, or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 13.4 shall be null and void. If any payment is made to a Borrower in contravention of this Section 13.4, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

13.5    Waivers of Notice. Except as otherwise provided in this Agreement, each Borrower waives notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default; notice of the amount of the Obligations outstanding at any time; notice of intent to accelerate; notice of acceleration; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase the Borrower’s risk; presentment for payment; demand; protest and notice thereof as to any instrument; default; and all other notices and demands to which the Borrower would otherwise be entitled. Each Borrower waives any defense arising from any defense of any other Borrower, or by reason of the cessation from any cause whatsoever of the liability of any other Borrower. Bank’s failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not waive, alter or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Nothing contained herein shall prevent Bank from foreclosing on the Lien of any deed of trust, mortgage or other security instrument, or exercising any rights available thereunder, and the exercise of any such rights shall not constitute a legal or equitable discharge of any Borrower. Each Borrower also waives any defense arising from any act or omission of Bank that changes the scope of the Borrower’s risks hereunder.

13.6    Subrogation Defenses. Each Borrower hereby waives any defense based on impairment or destruction of its subrogation or other rights against any other Borrower and waives all benefits which might otherwise be available to it under any statutory or common law suretyship defenses or marshalling rights, now or hereafter in effect.

13.7     Right to Settle, Release.

(a)        The liability of Borrowers hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, of rights, if any, which Bank may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations.

(b)       Without affecting the liability of any Borrower hereunder, Bank may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to a Borrower, (ii) grant other indulgences to a Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to a Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle, renew, or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

13.8     Subordination. All indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Obligations and the Borrower holding the indebtedness shall take all actions reasonably requested by Bank to effect, to enforce and to give notice of such subordination.

(d) The following definitions in Exhibit A to the Loan Agreement is amended in in their entirety and replaced with the following:

“Change in Control” shall mean (a) a transaction other than a bona fide equity financing or series of financings on terms and from investors reasonably acceptable to Bank in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction, or (b) at any time, Borrower shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100%) of each class of outstanding capital stock of each subsidiary of Borrower free and clear of all Liens (except Liens created by this Agreement). Notwithstanding the foregoing, the Merger (as such term is defined in the Consent Agreement between Borrower and Bank dated as of July 3, 2020) shall not constitute a Change in Control.

“Credit Card Maturity Date” means September 29, 2021.

(e) The following definition is hereby added to Exhibit A to the Loan Agreement in its appropriate alphabetical order:

“Shares” means one hundred percent (100%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower in any Subsidiary of Borrower.

(f) Exhibit B to the Loan Agreement is hereby amended in its entirety and replaced with Annex I attached hereto.

4.      Amendments on the Merger Date. Effective as of the Merger Date, the Loan Agreement is hereby amended as follows:

(a) The following new clause (iii) is hereby added to the end of Section 7.9:

and (iii) transactions pursuant to the PBM RG Litigation Financing Agreement

(b) The following new Section 7.13 is hereby added to the Loan Agreement, as follows:

7.13     Litigation Expenses and Fees. Make any payment related to or in furtherance of the RareGen Litigation, including without limitation Counsel Fees (as defined in the Litigation Financing Agreements) and Litigation Expenses (as defined in the Litigation Financing Agreements), provided that RareGen may make payments consisting of Counsel Fees (as defined in the Litigation Financing Agreements) and Litigation Expenses (as defined in the Litigation Financing Agreements) so long as (a) any such payment is fully reimbursed pursuant to the Litigation Financing Agreements within thirty (30) days after the date of such payment, and (b) the aggregate amount of such payments that have not been reimbursed pursuant to the Litigation Financing Agreements does not exceed Two Hundred Fifty Thousand Dollars ($250,000) at any time.

(c) The following definitions are hereby added to Exhibit A to the Loan Agreement in their appropriate alphabetical order:

“Henderson Litigation Financing Agreement” means that certain Financing Agreement dated as of June 4, 2020, by and between Henderson PSV, LLC and RareGen, as in effect as of the Second Amendment Date.

“Litigation Financing Agreements” means, individually and collectively, the Henderson Litigation Financing Agreement and the PBM RG Litigation Financing Agreement.

“PBM RG Litigation Financing Agreement” means that certain Litigation Financing Agreement dated as of on or about the Merger Date, by and between PBM RG Holdings, LLC and RareGen, in substantially the form attached to the Merger Agreement.

“RareGen” means RareGen, LLC, a Delaware limited liability company.

“RareGen Litigation” means the case captioned Sandoz Inc. and RareGen, LLC v. United Therapeutics Corporation and Smiths Medical ASD, Inc., No. 3:19-cv-10170, filed in April 2019 in the District Court of New Jersey, including the same if transferred to any other jurisdictions or forums (arbitral, judicial or otherwise), together with (a) any and all claims, suits, causes of action, proceedings, and other rights relating to, or arising therefrom, (b) any and all appellate proceedings, proceedings on remand, and enforcement, ancillary, parallel or alternate dispute resolution proceedings and processes arising out of or related thereto, and (c) any additional cases, lawsuits, arbitration matters or other proceedings filed or initiated by or on behalf of RareGen or any of RareGen’s Affiliates against Defendants (as defined in the Financing Agreements) based upon the same or substantially similar facts.

“Second Amendment Date” means July 3, 2020.

(d) The following new clause (h) is hereby added to the definition of “Permitted Indebtedness” in Exhibit A to the Loan Agreement:

(h)        Indebtedness incurred pursuant to the Financing Agreements, provided that Borrower shall not make any payment on such Indebtedness unless (i) such payment shall be made solely with the proceeds of the RareGen Litigation, and (ii) Borrower has delivered to Bank evidence in form and substance satisfactory to Bank that Borrower has received proceeds from the RareGen Litigation in an aggregate amount greater than or equal to the aggregate amount of all payments on such Indebtedness.

(e) The following new clause (i) is hereby added to the definition of “Permitted Liens” in Exhibit A to the Loan Agreement:

(i)         Liens securing Indebtedness described in clause (h) of “Permitted Indebtedness”, so long as such Liens extend only to the proceeds of the RareGen Litigation.

(f) Exhibit B to the Loan Agreement is hereby amended in its entirety and replaced with Annex I attached hereto.

5.       Representations and Warranties. New Borrower hereby represents and warrants to the Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Joinder is the legally valid and binding obligation of New Borrower, enforceable against New Borrower in accordance with its terms, (b) except as otherwise set forth below, each of the representations and warranties contained in the Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all respects to the extent required under the Loan Agreement.

6.       Successors and Assigns. This Joinder shall be binding upon New Borrower, the Borrowers, and the Bank and Bank’s successors and assigns, and shall inure to the benefit of the New Borrower, the Banks and the Bank’s successors and assigns. No other person or entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Joinder. The New Borrower may not assign or transfer any of its rights or obligations under this Joinder without the prior written consent of the Bank.

7.       Severability; Construction. Wherever possible, each provision of this Joinder shall be interpreted in such manner so as to be effective and valid under applicable law, but if any provision of this Joinder shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Joinder. All obligations of the New Borrower and rights of the Bank expressed herein shall be in addition to and not in limitation of those provided by applicable law.

8.       Counterparts; Facsimile and other Electronic Transmission. This Joinder may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Joinder. Receipt of an executed signature page to this Joinder by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Joinder maintained by the Banks shall be deemed to be originals. The Recitals hereto are hereby made a part of this Joinder by this reference thereto.

9.      GOVERNING LAW. THIS JOINDER SHALL BE A CONTRACT MADE UNDER AND BE CONSTRUED, ENFORCED AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

10.    WAIVER OF JURY TRIAL. BANK AND BORROWER WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. ALL DISPUTES, CONTROVERSIES, CLAIMS, ACTIONS AND SIMILAR PROCEEDINGS ARISING WITH RESPECT TO BORROWER’S ACCOUNT OR ANY RELATED AGREEMENT OR TRANSACTION SHALL BE BROUGHT IN THE GENERAL COURT OF JUSTICE OF NORTH CAROLINA SITTING IN DURHAM COUNTY, NORTH CAROLINA OR THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF NORTH CAROLINA, EXCEPT AS PROVIDED BELOW WITH RESPECT TO ARBITRATION OF SUCH MATTERS. IF THE JURY WAIVER SET FORTH IN THIS SECTION IS NOT ENFORCEABLE, THEN ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN WILL BE FINALLY SETTLED BY BINDING ARBITRATION IN DURHAM COUNTY, NORTH CAROLINA IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION BY ONE ARBITRATOR APPOINTED IN ACCORDANCE WITH SAID RULES. THE ARBITRATOR SHALL APPLY NORTH CAROLINA LAW TO THE RESOLUTION OF ANY DISPUTE, WITHOUT REFERENCE TO RULES OF CONFLICTS OF LAW OR RULES OF STATUTORY ARBITRATION. JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. NOTWITHSTANDING THE FOREGOING, THE PARTIES MAY APPLY TO ANY COURT OF COMPETENT JURISDICTION FOR PRELIMINARY OR INTERIM EQUITABLE RELIEF, OR TO COMPEL ARBITRATION IN ACCORDANCE WITH THIS PARAGRAPH. THE EXPENSES OF THE ARBITRATION, INCLUDING THE ARBITRATOR’S FEES, REASONABLE ATTORNEYS’ FEES AND EXPERT WITNESS FEES, INCURRED BY THE PARTIES TO THE ARBITRATION, MAY BE AWARDED TO THE PREVAILING PARTY, IN THE DISCRETION OF THE ARBITRATOR, OR MAY BE APPORTIONED BETWEEN THE PARTIES IN ANY MANNER DEEMED APPROPRIATE BY THE ARBITRATOR. UNLESS AND UNTIL THE ARBITRATOR DECIDES THAT ONE PARTY IS TO PAY FOR ALL (OR A SHARE) OF SUCH EXPENSES, BOTH PARTIES SHALL SHARE EQUALLY IN THE PAYMENT OF THE ARBITRATOR’S FEES AS AND WHEN BILLED BY THE ARBITRATOR.

11.     Conditions Precedent to Effectiveness of Joinder. The agreement of Bank to enter into this Joinder on the date hereof is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, each the following items and completed each of the following requirements:

(a)                this Joinder, duly executed by New Borrower and Borrower;

(b)               an officer’s certificate of New Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Joinder;

(c)                a financing statement (Form UCC-1);

(d)               the certificate(s) for the Shares, together with Assignment(s) separate from Certificates, duly executed by the pledgor in blank;

(e)                evidence satisfactory to Bank that the insurance policies required by Section 6.5 of the Loan Agreement are in full force and effect with respect to new Borrower, together with appropriate evidence showing loss payable and additional insured clauses or endorsements in favor of Bank;

(f)              payment of the fees and Bank Expenses in connection with the documentation of this Joinder and any other related documentation, which may be debited from any of Borrower’s accounts with Bank;

(g)               current SOS Reports indicating that, as to the New Borrower, except for Permitted Liens, there are no other security interests or Liens of record in the Collateral;

(h)               a Borrower Information Certificate from New Borrower; and

(i)                such other documents or certificates, and completion of such other matters, as Bank may reasonably request.

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Second Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first above written.

NEW BORROWER:

LIQUIDIA CORPORATION

By:	/s/ Neal F. Fowler
Name: Neal F. Fowler
Its: Chief Executive Officer

GEMINI MERGER SUB I, INC.

By:	/s/ Neal F. Fowler
Name: Neal F. Fowler
Its: Chief Executive Officer

GEMINI MERGER SUB II, LLC

By:	/s/ Neal F. Fowler
Name: Neal F. Fowler
Its: Chief Executive Officer

BORROWER:

LIQUIDIA TECHNOLOGIES, INC.

By:	/s/ Neal F. Fowler
Name: Neal F. Fowler
Its: Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Second Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first above written.

BANK:

PACIFIC WESTERN BANK

By:	/s/ Katherine A. Meeks
Name: Katherine A. Meeks
Its: Vice President

ANNEX I

DEBTOR:	LIQUIDIA CORPORATION

SECURED PARTY:	PACIFIC WESTERN BANK

EXHIBIT B-1

COLLATERAL DESCRIPTION ATTACHMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)              all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)               any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions.

Notwithstanding the foregoing, the Collateral shall not include any of the intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).

Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of July 3, 2020, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and further provided, however, that Bank’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Bank shall have no recourse whatsoever with respect to the underlying Intellectual Property.

ANNEX I (cont’d)

DEBTOR:	LIQUIDIA TECHNOLOGIES, INC.

SECURED PARTY:	PACIFIC WESTERN BANK

EXHIBIT B-2

COLLATERAL DESCRIPTION ATTACHMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)               all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)               any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions.

Notwithstanding the foregoing, the Collateral shall not include any of the intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).

Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of January 6, 2016, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and further provided, however, that Bank’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Bank shall have no recourse whatsoever with respect to the underlying Intellectual Property.

ANNEX I (cont’d)

DEBTOR:	GEMINI MERGER SUB I, INC.

SECURED PARTY:	PACIFIC WESTERN BANK

EXHIBIT B-3

COLLATERAL DESCRIPTION ATTACHMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(c)               all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(d)               any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions.

Notwithstanding the foregoing, the Collateral shall not include any of the intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).

Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of July 3, 2020, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and further provided, however, that Bank’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Bank shall have no recourse whatsoever with respect to the underlying Intellectual Property.

ANNEX I (cont’d)

DEBTOR:	GEMINI MERGER SUB II, LLC

SECURED PARTY:	PACIFIC WESTERN BANK

EXHIBIT B-4

COLLATERAL DESCRIPTION ATTACHMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(e)               all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(f)                any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions.

Notwithstanding the foregoing, the Collateral shall not include any of the intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).

Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of July 3, 2020, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and further provided, however, that Bank’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Bank shall have no recourse whatsoever with respect to the underlying Intellectual Property.

ANNEX II

DEBTOR:	LIQUIDIA CORPORATION

SECURED PARTY:	PACIFIC WESTERN BANK

EXHIBIT B-1

COLLATERAL DESCRIPTION ATTACHMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(g)               all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(h)               any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions.

Notwithstanding the foregoing, the Collateral shall not include any of the intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).

Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of July 3, 2020, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and further provided, however, that Bank’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Bank shall have no recourse whatsoever with respect to the underlying Intellectual Property.

ANNEX II (cont’d)

DEBTOR:	LIQUIDIA TECHNOLOGIES, INC.

SECURED PARTY:	PACIFIC WESTERN BANK

EXHIBIT B-2

COLLATERAL DESCRIPTION ATTACHMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(i)                 all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(j)                any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions.

Notwithstanding the foregoing, the Collateral shall not include any of the intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).

Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of January 6, 2016, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and further provided, however, that Bank’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Bank shall have no recourse whatsoever with respect to the underlying Intellectual Property.

ANNEX II (cont’d)

DEBTOR:	RAREGEN, LLC

SECURED PARTY:	PACIFIC WESTERN BANK

EXHIBIT B-3

COLLATERAL DESCRIPTION ATTACHMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(k)              all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, commercial tort claims (including without limitation, the case captioned Sandoz Inc. and RareGen, LLC v. United Therapeutics Corporation and Smiths Medical ASD, Inc., No. 3:19-cv-10170, filed in April 2019 in the District Court of New Jersey, including the same if transferred to any other jurisdictions or forums (arbitral, judicial or otherwise), together with (i) any and all claims, suits, causes of action, proceedings, and other rights relating to, or arising therefrom, (ii) any and all appellate proceedings, proceedings on remand, and enforcement, ancillary, parallel or alternate dispute resolution proceedings and processes arising out of or related thereto, and (iii) any additional cases, lawsuits, arbitration matters or other proceedings filed or initiated by or on behalf of Borrower or any of Borrower’s affiliates against the defendants in such case based upon the same or substantially similar facts), and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(l)                 any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions.

Notwithstanding the foregoing, the Collateral shall not include any of the intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).

Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of July 3, 2020, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and further provided, however, that Bank’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Bank shall have no recourse whatsoever with respect to the underlying Intellectual Property.